                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   Date of Report (Date of earliest event reported): April 25, 2002

                                                       NATIONAL FUEL GAS COMPANY
                                        (Exact name of registrant as specified in its charter)

                 New Jersey                                 1-3880                 13-1086010
     (State or other jurisdiction incorporation)        (Commission File           (IRS Employer or Identification
                                                         Number)                    No.)

                  10 Lafayette Square, Buffalo, New York          14203
                  (Address of principal executive offices)        (Zip Code)

                                  Registrant's telephone number, including area code: (716) 857-6987

ITEM 5.  OTHER EVENTS

         On April 25, 2002, National Fuel Gas Company (the "Company") issued a press release regarding its earnings for the quarter ended March 31, 2002.  On April 26, 2002, the Company issued a press release regarding its projected earnings for the fiscal year ending September 30, 2003 and the projected oil and gas production of its subsidiary, Seneca Resources Corporation.  Copies of these press releases are hereby incorporated by reference and filed as part of this Current Report as Exhibits 99(a) and 99(b), respectively.

         Neither the filing of either press release as an exhibit to this Current Report nor the inclusion in any such press release of a reference to the Company's internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report.  The information available at the Company's internet address is not part of this
Current Report or any other report filed by the Company with the Securities and Exchange Commission.

         Certain statements contained herein and incorporated by reference from the press releases, including statements regarding earnings projections, are "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. There is
no assurance that the Company's projections will in fact be achieved nor do these projections reflect any acquisitions or divestitures that may occur during fiscal 2002 or 2003. While the Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis, actual results may differ materially from those in the forward-looking statement. Furthermore, each forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update the statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. In addition to other factors, the following are important factors that could cause actual results to differ materially from those discussed in the forward-looking statements: changes in economic conditions including economic disruptions caused by terrorist activities, demographic patterns or weather conditions; changes in the availability and/or price of natural gas and oil; inability to obtain new customers or retain existing ones; significant changes in competitive conditions affecting the
Company; governmental/regulatory actions, initiatives and proceedings, including those affecting acquisitions, financings, allowed rates of return, industry and rate structure, franchise renewal, and environmental/safety requirements; unanticipated impacts of restructuring initiatives in the natural gas and electric industries; significant changes from expectations in actual capital expenditures and operating expenses and unanticipated project delays or changes in project costs; the nature and projected profitability of pending and potential projects and other investments; occurrences affecting the Company's ability to obtain funds from operations, debt or equity to finance needed capital expenditures and other investments; uncertainty of oil and gas reserve estimates; ability to successfully identify and finance oil and gas property acquisitions and ability to operate and integrate existing and any subsequently acquired business or properties; ability to successfully identify, drill for and produce economically viable natural gas and oil reserves; significant changes from expectations in the Company's actual production levels for natural gas or oil; changes in the availability and/or price of derivative financial instruments; changes in the price of natural gas or oil and the related effect given the accounting treatment or valuation of related derivative financial instruments; inability of the various counterparties to meet their obligations with respect to the Company's financial instruments; regarding foreign operations - changes in foreign trade and monetary policies, laws, and regulations related to foreign operations, political and governmental changes, inflation and exchange rates, taxes and operating conditions; significant changes in tax rates or policies or in rates of inflation or interest; significant changes in the Company's relationship with its employees and contractors and the potential adverse effects if labor disputes, grievances or shortages were to occur; or changes in accounting principles or the application of such principles to the Company. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits

                  Exhibit 99(a) - Press Release issued April 25, 2002

                  Exhibit 99(b) - Press Release issued April 26, 2002

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NATIONAL FUEL GAS COMPANY

                                                     By:  /s/ James R. Peterson
                                                          ------------------------
                                                              James R. Peterson
                                                              Assistant Secretary

                         EXHIBIT INDEX

         Exhibit Number             Description

         99(a)                      Press Release issued April 25, 2002

         99(b)                      Press Release issued April 26, 2002